SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: June 5, 1998




                          SAVOIR TECHNOLOGY GROUP, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                 0-11560             94-2414428
----------------------------   --------------   ----------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
      of Incorporation)          File Number    Identification Number)




     254 EAST HACIENDA AVENUE, CAMPBELL, CA            95008
  ---------------------------------------------      ----------
     (Address of principal executive offices)        (Zip Code)



                                 (408) 379-0177
                        --------------------------------
                         (Registrant's telephone number,
                              including area code)


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

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

          On June 5, 1998, Savoir Technology Group, Inc. (the "Company") acquired MCBA Systems, Inc., an Alabama corporation ("MCBA"), pursuant to the Agreement and Plan of Reorganization, dated November 22, 1997, by and among the Company, MCBA, Michael N. Gunnells and John Harkins (together, the "Selling Shareholders"), as amended by the First and Second Amendments to the Agreement and Plan of Reorganization, dated as of March 27, 1998 and April 23, 1998, respectively, by and among the Company, STG Acquisition Corp., a Delaware corporation ("Acquisition Sub"), MCBA and the Selling Shareholders (the "Merger Agreement"), incorporated herein by reference. The stockholders of the Company approved the Merger Agreement and the transactions contemplated thereby at a meeting held on June 4, 1998.

         Pursuant to the terms of the Merger Agreement, the Company acquired all of the outstanding capital stock of MCBA through a reverse triangular merger of Acquisition Sub with and into MCBA with MCBA to be the surviving corporation. The Selling Shareholders received an aggregate of 852,854 shares of common stock, par value 0.01 per share, of the Company. The Company also canceled certain indebtedness owed by MCBA to the Company pursuant to a promissory note, dated March 31, 1998, issued by MCBA to the Company in the aggregate principal amount of $480,000 and at an interest rate of 8.5% per annum. In addition, the Selling Shareholders have the right to receive up to an aggregate of 1,500,000 additional shares of Common Stock as earn-out payments to be paid in the first quarters of 1999 and 2000 if MCBA continues to meet certain profit-based benchmarks.

         MCBA is a value-added distributor for high technology mid-range solutions in the IBM AS/400(R) and RS/6000(TM) systems market, and is one of only four distributors in the United States authorized to resell IBM's S/390(R) mainframe systems.


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

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

                  (a)      Financial statements of business acquired.

                           After reviewing the financial statements of the Company and MCBA, and consulting with its independent auditors, the Company has determined that the threshold for filing audited financial statements as required by this Item 7(a) has not been met.

                  (b)      Pro forma financial information.

                           After reviewing the financial statements of the Company and MCBA, and consulting with its independent auditors, the Company has determined that the threshold for filing audited financial statements as required by this Item 7(b) has not been met.

                  (c)      Exhibits.

                           2.1+ Agreement and Plan of Reorganization dated November 22, 1997, by and among Savoir Technology Group, Inc., MCBA Systems, Inc., Michael N. Gunnells and John Harkins, as amended.

-----------

+ Filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on December 22, 1997 and incorporated herein by reference.



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  June 17, 1998

                                             SAVOIR TECHNOLOGY GROUP, INC.



                                             By        /S/ JAMES W. DORST
                                               --------------------------------
                                                         James W. Dorst
                                                     Chief Financial Officer


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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  June 17, 1998




                                             SAVOIR TECHNOLOGY GROUP, INC.



                                             By        /S/ JAMES W. DORST
                                               --------------------------------
                                                         James W. Dorst
                                                     Chief Financial Officer


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

                                  EXHIBIT INDEX


      EXHIBIT NO.                  DESCRIPTION
      ----------                   ------------

         2.1+ Agreement and Plan of Reorganization dated November 22, 1997, by and among Savoir
                          Technology Group, Inc., MCBA Systems, Inc.,
                          Michael N. Gunnells and John Harkins, as amended.



-----------

+ Filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on December 22, 1997 and incorporated herein by reference.



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